UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2008

Shire plc
________________________________________________________________________________
(Exact name of registrant as specified in its charter)

England and Wales
________________________________________________________________________________
(State or other jurisdiction of incorporation)

0-29630                                                  98-0484822
(Commission File Number)                (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
________________________________________________________________________________
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               44 1256 894 000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 8.01.  Other Events

     Shire plc has issued the press releases attached hereto as Exhibit 99.01, Exhibit 99.02 and Exhibit 99.03 which are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

                  (d)  Exhibits.  The following exhibits are filed herewith:

99.01                    Press Release dated February 12, 2008
99.02                    Press Release dated February 12, 2008
99.03                    Press Release dated February 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ A C Russell
Name: Angus Russell
Title: Chief Financial Officer

Dated: February 13, 2008

EXHIBIT INDEX

Number	Description
99.01 99.02 99.03	Press Release dated February 12, 2008 Press Release dated February 12, 2008 Press Release dated February 13, 2008